March 2018

Forward Looking Statements and Non-GAAP Measures 2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.

Overview 3 Opportunistic platform focused on upper upscale, full-service hotels Disciplined capital management Targets debt levels of 55-60% net debt/gross assets Targets cash level of 25-30% of total equity market cap Highest insider ownership Attractive dividend yield Value added asset management Valuation opportunity Le Pavillon New Orleans, LA Ritz-Carlton, Atlanta, GA Embassy Suites, Walnut Creek, CA Hilton, Parsippany, NJ

Management Team 4  33 years of real estate & hospitality experience  15 years with Ashford  10 years with Goldman Sachs  Stanford BA, MBA DOUGLAS A. KESSLER Chief Executive Officer & President  18 years of hospitality experience  15 years with Ashford  3 years with ClubCorp  CFA charterholder  Southern Methodist University BBA DERIC S. EUBANKS, CFA Chief Financial Officer  33 years of hospitality experience  15 years with Ashford (18 years with Ashford predecessor)  Pepperdine University BS, University of Houston MS, CPA MARK L. NUNNELEY Chief Accounting Officer  33 years of hospitality & legal experience  15 years with Ashford (11 years with Ashford predecessor)  University of North Texas BS, University of Houston JD DAVID A. BROOKS Chief Transaction Officer, General Counsel  13 years of hospitality experience  8 years with Ashford (5 years with Ashford predecessor)  5 years with Stephens Investment Bank  Oklahoma State University BS JEREMY J. WELTER Chief Operating Officer  13 years of hospitality experience  13 years with Ashford  3 years of M&A experience at Dresser Inc. & Merrill Lynch  Princeton University AB J. ROBISON HAYS Chief Strategy Officer

Marriott 31% Hilton 6% Hyatt 3% Remington 59% Interstate <1% Portfolio Overview 5 (1) As of December 31, 2017, net rooms, excludes Worldquest (2) Hotel EBITDA in thousands Note: the company recently sold SpringHill Suites Glen Allen 120 Hotels(1) 25,031 Rooms(1) $5.7B Gross Assets(1) 31 States(1) TOP TEN METRO AREAS(1),(2) PORTFOLIO BY HOTEL EBITDA(1) Brand Property Manager Chainscale $123 RevPAR(1) MSA Marriott 58% Hilton 29% Hyatt 5% IHG 2% Indep. 6% Top 25 74% Top 50 17% Other 9% Upscale 32% Upper Upscale 51% Luxury 8% Upper Midscale 3% Independent 6% 2017 % of EBITDA Total Washington DC $46,599 9.9% San Fran/Oakland, CA $35,024 7.5% Los Angeles, CA $34,037 7.2% New York/New Jersey $31,400 6.7% Boston, MA $26,423 5.6% Nashville, TN $26,035 5.5% Atlanta, GA $25,925 5.5% DFW, TX $25,690 5.5% Minn./St. Paul, MN $14,610 3.1% Austin, TX $12,923 2.8% Other Areas $190,912 40.7% Total Portfolio $469,579 100.0%

6 <1% Geographically Diverse Washington D.C. – 9.9% Los Angeles – 7.2% San Francisco – 7.5% New York – 6.7% Boston – 5.6% Nashville – 5.5% Atlanta – 5.5% Dallas / Ft. Worth – 5.5% Minneapolis – 3.1% Tampa – 2.6% Houston – 2.7% Miami – 2.7% Orlando – 2.2% San Diego – 1.5% Philadelphia – 1.6% Portland – 2.1% Key West – 1.5% Indianapolis – 2.4% Jacksonville – 2.4% Austin – 2.8% Las Vegas – 1.8% Phoenix – 1.4% Savannah – 2.5% Notes: 1.) Percent of total portfolio Hotel EBITDA for the 120 properties owned as of December 31, 2017 2.) The company recently sold SpringHill Suites Glen Allen

High Quality 7 Crowne Plaza La Concha Key West, FL W Atlanta Downtown Atlanta, GA Marriott Beverly Hills Beverly Hills, CA Le Pavillon New Orleans, LA One Ocean Jacksonville, FL Le Meridien Minneapolis Minneapolis, MN W Minneapolis Minneapolis, MN The Silversmith Chicago, IL Hyatt Coral Gables Coral Gables, FL The Churchill Washington, D.C. Renaissance Nashville Nashville, TN Hyatt Savannah Savannah, GA

Full-Service Rationale 8 ESTIMATED CAP RATES 6.5% 8.5+% VALUE-ADD OPPORTUNITIES 39% Franchised Upper Upscale Rooms as a % of Total Upper Upscale Chain Scale Segment(1) W Atlanta Downtown Atlanta, GA Limited Service $10.5b 43% Full Service (Non-Luxury) $11.6b 47% Full Service (Luxury) $ 2.5b 10% Limited Service Full Service (Non-Luxury) Full Service (Luxury) HIGHER TRANSACTION ACTIVITY(2) (1) Estimate based upon MAR, HLT, H, and IHG branded rooms (2) 2017 Hotel Transactions from Real Capital Analytics

Disciplined Capital Management 9 Track record of increasing shareholder returns by capitalizing upon cyclical changes and advantageous pricing situations COMMON SHARE BUYBACKS Financial Crisis 73.6M 50% $3.28 Shares Of Outstanding Shares Average Buyback RECENT PREFERRED EQUITY ACTIVITY 9.0%  Old Coupon 7.4% 2016 2017 New Coupon 8.5%  Old Coupon 7.5% New Coupon $218 $170 $305 $574 $72 $90 $147 $89 $112 $18 $97 $81 $45 $52 $68 $65 $400 $76 $112 $17 $275 $230 $200 $10 $11 $73 $116 $218 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 M ill io n s Common Raises Common Buybacks Preferred Raises Preferred Buybacks / Redemptions

Leverage Target 10 Non-recourse, property level mortgage debt Leverage policy consistent since IPO (1) (1) (1) Based on public filings; adjusted for unconsolidated Highland JV from 2011 – 2014 Note: Gross Assets and Net Debt adjusted for cash & cash equivalents and other liquid cash-like items as reported 42.4% 56.1% 49.2% 56.4% 55.5% 59.6% 55.7% 58.7% 58.5% 59.1% 58.3% 64.9% 61.2% 61.7% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 M ill io n s Gross Assets Net Debt Net Debt / Gross Assets

Cash Target 11 (1) Based on public filings; adjusted for unconsolidated Highland JV from 2011 - 2014 (2) Source: Bloomberg FINANCIAL CRISIS CURRENT CYCLE FINANCIAL CRISIS Positioned to buy back approximately 50% of outstanding common shares for about $240 million leading to outsized total shareholder returns CURRENT CYCLE Ample flexibility to execute opportunistic growth and maintain hedge against an economic downturn (1) (2) 9% 10% 9% 28% 75% 28% 22% 25% 25% 25% 28% 40% 47% 0% 10% 20% 30% 40% 50% 60% 70% 80% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 M ill io n s Avg Cash Avg Equity Market Cap Cash / Equity Market Cap

Net Working Capital 12 (1) As of December 31, 2017, except as footnoted, in millions (2) At market value as of 3/6/2018 Net Working Capital(1) 25-30% CASH TO EQUITY MKT CAP TARGET 48% CURRENT CASH TO EQUITY MKT CAP(2) Ability to execute opportunistic investments BENEFITS Hedge against economic uncertainty One Ocean Jacksonville, FL $3.93 NWC / SHARE Cash & Cash Equivalents $354.7 Restricted Cash 117.0 Investment in Securities 26.9 Accounts Receivable, net 44.4 Prepaid Expenses 19.3 Due From Affiliates, net (16.3) Due from Third Party Hotel Managers 15.0 Market Value of Ashford, Inc. Investment(2) 56.8 Total Current Assets $617.8 Accounts Payable, net & Accrued Expenses $132.9 Div idends Payable 25.0 Total Current Liabilities $157.9 Net Working Capital $459.9

Non-Recourse Debt 13 (1) As of 3/6/2018 (2) As of December 31, 2017 (3) Includes Investment in Ashford Inc. at market value as of 3/6/2018 Total Enterprise Value 100% NON-RECOURSE DEBT 100% PROPERTY LEVEL, MORTGAGE DEBT 0% CORPORATE LEVEL DEBT Non-recourse debt lowers risk profile of the platform BENEFITS Maximizes flexibility in all economic environments Long-standing lender relationships High lender interest in our high quality hotel assets Churchill Washington D.C. (2) Stock Price $6.36 Fully Diluted Shares Outstanding 117.0 Equity Value $744.2 Plus: Preferred Equity 564.7 Plus: Debt 3,721.5 Total Market Capitalization $5,030.5 Less: Net Working Capital (459.9) Total Enterprise Value $4,570.6 (1) (2) (2) ,(3) (2) The Churchill Washington, D.C.

Value Enhancement through Refinancing

Indigo Atlanta – May 2017

5.98% → L+2.90%

Old Interest Rate | New Interest Rate

~$0.5mm in annual debt service savings

Boston Back Bay – Oct 2017

4.38% → L+2.00%

Old Interest Rate | New Interest Rate

~$2.8mm in annual debt service savings

17-Pack – Oct 2017

L+5.52% → L+3.00%

Old Interest Rate | New Interest Rate

~$9.8mm in annual debt service savings

8-Hotel Portfolio – Jan 2018

L+4.95% → L+2.92%

Old Interest Rate | New Interest Rate

~$6.8mm in annual debt service savings

Strategic Rationale

Extend maturity

Greater flexibility

Interest expense savings ~ $20mm


W Atlanta Downtown
Atlanta, GA

ASHFORD HOSPITALITY TRUST

14

Debt Yield: 10.8% Debt Yield: 12.8% Debt Yield: 11.0% Debt Yield: 13.6% Debt Maturity(1),(2) 15 (1) As of December 31, 2017 assumes extension options are exercised (2) Pro forma for January 2018 refinance of 8-hotel portfolio Note: All debt yield statistics are based on EBITDA to principal 2018 NO DEBT MATURITIES 5.5% TOTAL PORTFOLIO WEIGHTED AVERAGE INTEREST RATE $5.3 $95.2 $253.0 $533.0 $333.9 $971.7 $1,549.8 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2018 2019 2020 2021 Thereafter M ill io n s Fixed-Rate Floating-Rate

Highest Insider Ownership 16 REIT average includes: AHP, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, LHO, PK REIT Source: Latest proxy. (1) As of 3/6/2018 (2) Includes direct interests and interests of related parties Most highly aligned management team among the lodging REIT sector #1 $141M Total Dollar Value of Insider Ownership(1),(2) 18.9% 14.9% 7.6% 6.1% 3.6% 3.2% 2.5% 2.3% 2.0% 1.7% 1.6% 1.1% 0.8% 0.5% 0.4% 0.3% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% AHT AHP HT APLE CLDT REIT Avg CHSP RLJ PEB INN HST DRH SHO XHR LHO PK (1),(2) (1),(2)

Attractive Dividend Yield 17 Source: Company filings and market data (1) As of 3/6/2018 (2) Annualized based on most recent dividend announcement (3) Includes: AHP, APLE, CLDT, PK, LHO, CHSP, HT, RLJ, XHR, DRH, PEB, HST, INN, SHO Highest dividend yield in the industry(1) 7.5% 7.1% 7.1% 7.0% 6.8% 6.6% 6.5% 6.5% 6.1% 6.1% 5.5% 5.5% 5.0% 4.8% 4.5% 4.4% 1.5% 2.5% 3.5% 4.5% 5.5% 6.5% 7.5% 8.5% AHT LHO APLE CLDT RLJ PK AHP HT CHSP REIT Avg INN XHR SHO DRH PEB HST (2) (3) (2)

Value Creation Through Active Asset Management 18 PORTFOLIO HOTEL EBITDA FLOW-THROUGH (1) FY2016 (2) Peers include DRH, HST, INN, LHO, CHSP, HT, SHO, RLJ, and PEB  Ashford management creates value in both brand and non-brand managed assets  Hotel EBITDA flow-through has outperformed the peer average W ATLANTA DOWNTOWN W MINNEAPOLIS FOSHAY LE MERIDIEN MINNEAPOLIS Flow-Thru: 157% First full year of ownership(1) EBITDA Flow-Thru: 115% First full year of ownership(1) EBITDA Flow-Thru: 84% First full year of ownership(1) 41.9% 49.8% 50.5% -1.3% 31.5% 36.9% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 2017 3-Yr Avg 5-Yr Avg AHT Peer Avg (2)

Case Study – Aggressive Asset Management 19  237 keys, 9,000 sq. ft. of meeting space  Close proximity to the downtown and midtown demand generators: Centennial Olympic Park, the Atlanta Aquarium, and Mercedes Benz Stadium  Replaced unprofitable restaurant manager and re-positioned restaurant  New management of the on-premise digital billboard  Renegotiated valet parking agreement  Eliminated operational loss at Bliss Spa through restructuring  First full year of ownership EBITDA flow- thru of 157%, and EBITDA growth of 27% W Atlanta – Atlanta, GA Hotel Overview Implemented Strategies

Case Study – Conversion to Remington Managed 20  357 keys, 15,000 sq. ft. of meeting space  Ideally located off Interstate 880 at the gateway to Silicon Valley.  Announced forward cap rate and EBITDA multiple of 8.1% and 10.0x, respectively  Current cap rate and EBITDA multiple of 15.7% and 5.7x, respectively (1)  Acquired for $50 million and Oct 2016 refi had allocated loan amount of $61 million  Increased club room premium pricing  Increased corporate group room nights to 25% mid-week to ensure sell-outs and push rate  Aggressively priced preferred rooms rates 25%-30% YOY  From TTM Pre-Takeover to TTM Post- Takeover  Revenue increased 15.7%  RevPAR increased 21.8%  GOP margin increased 1,116 bps  EBITDA margin increased 916 bps Marriott Fremont – Fremont, CA Hotel Overview Implemented Strategies (1) As of December 31, 2017

Asset Management Initiatives – Recently Completed 21 W Hotel Atlanta Downtown: Terminated existing restaurant management agreement and brought the operation in-house with a projected annual positive GOP impact of almost $300,000. Le Meridien Minneapolis: Worked with existing restaurant tenant to restructure and extend the lease under more favorable terms. Fitness center expansion completed. Residence Inn Tampa Downtown: Guestroom, lobby and exterior renovation completed. Hilton Tampa Westshore: Guestroom (phase 1) and meeting space renovation completed. Hilton Garden Inn Jacksonville: Completed guestroom renovation. Marriott Omaha: Completed full rooms and public area renovation; extended franchise agreement with Marriott. Marriott Dallas DFW: Converted from brand to franchise managed (Remington). Comprehensive ballroom and meeting space renovation completed. Also acquired the regional laundry operation. Marriott Research Triangle and Embassy Suites Walnut Creek: Extended franchise agreement with respective brands. Note: list is representative of recently completed initiatives, but does not include all assets

Asset Management Initiatives – Upcoming 22 Renaissance Nashville: Partnered with developer on the adjacent $430 million Fifth & Broadway mixed use development. Extensive lobby, meeting space, and restaurant upgrade. Ritz-Carlton Atlanta Downtown: Extensive guestroom renovation scheduled for Q4 2018 and expansion of Ritz-Carlton Club Lounge. Residence Inn Jacksonville: Guestroom and public space renovation underway with estimated Q1 2018 completion. Hyatt Regency Coral Gables: Guestroom renovation planned for Q3 2018; to be completed Q1 2019. Renaissance Palm Springs: Restaurant, meeting space and public area renovations have been completed. Guestrooms renovations expected to be completed in Q1 2018. Residence Inn Orlando SeaWorld: Guestroom/corridor renovation to be completed in Q1 2018. Embassy Suites Santa Clara: Guestroom, retail market, and fitness center relocation to be completed Q2 2018. Marriott Research Triangle: Guestroom and corridor renovation including shower conversions expected completion in Q1 2018. Lobby renovation to follow in Q1 2019. Courtyard Crystal City: Guestroom renovations, expected completion Q1 2018. Embassy Suites Orlando Airport: Guestrooms complete. Extensive atrium, restaurant, and public space underway including implementation of a corner pantry, expected completion Q1 2018. Note: list is representative of upcoming or undergoing capital expenditures, but does not include all assets

Valuation Opportunity 23 PRICE / 2018E AFFO / SHARE MULTIPLE(1),(2) TTM CAP RATE(1) TEV / 2018E EBITDA MULTIPLE(1),(2) Discount to average peer trading cap rate (bps) VALUATION OPPORTUNITY 120 Discount to average peer trading AFFO multiple 5.3x Discount to average peer trading EBITDA multiple 1.2x Opportunity to capture significant valuation upside relative to peers (1) As of 3/6/2018 (2) Based on consensus estimates 11.0x 11.1x 11.1x 11.8x 11.9x 12.1x 12.2x 12.3x 13.0x 13.1x 14.3x 10.0x 10.5x 11.0x 11.5x 12.0x 12.5x 13.0x 13.5x 14.0x 14.5x 15.0x 4.6x 8.2x 8.3x 9.2x 9.8x 9.9x 11.0x 11.0x 11.3x 12.1x 12.9x 3.0x 5.0x 7.0x 9.0x 11.0x 13.0x 15.0x 8.8% 8.6% 8.1% 7.9% 7.7% 7.6% 7.6% 7.6% 6.9% 6.5% 6.4% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0% Hilton Costa Mesa Costa Mesa, CA

Key Takeaways 24 Opportunistic platform focused on upper upscale, full-service hotels Disciplined capital management Targets debt levels of 55-60% net debt/gross assets Targets cash level of 25-30% of total equity market cap Highest insider ownership Attractive dividend yield Value added asset management Valuation opportunity Le Pavillon New Orleans, LA Ritz-Carlton, Atlanta, GA Embassy Suites, Walnut Creek, CA Hilton, Parsippany, NJ

March 2018